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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 6, 2007
                                                         ----------------


                     Argo Group International Holdings, Ltd.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)




       Bermuda                        1-15259                   98-0214719
       -------                        -------                    ----------
   (State or other           (Commission File Number)          (IRS Employer
   jurisdiction of                                           Identification No.)
   incorporation)


                 PXRE House
             110 Pitts Bay Road                       P.O. Box HM 1282
               Pembroke HM 08                          Hamilton HM FX
                   Bermuda                                Bermuda
           (Address of principal                      (Mailing Address)
            executive offices,
            including zip code)



                                 (441) 296-5858
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On November 6, 2007, Argo Group International Holdings, Ltd. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(d) Exhibits:

     99.1 Press Release issued by Argo Group International Holdings, Ltd. dated November 6, 2007


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ARGO GROUP INTERNATIONAL
                                           HOLDINGS, LTD.

Date: November 6, 2007                     /s/ Mark W. Haushill
                                           -------------------------------------
                                           By:  Mark W. Haushill
                                           Its:  Interim Chief Financial Officer